EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountants report on internal control

EXHIBIT B:
  Attachment to item 77C:
  Submission of matters to a vote of Security holders.

EXHIBIT C:
  Attachment to item 77Q1:
  New Management Agreements between Undiscovered Managers Funds and Undiscovered Managers LLC with respect to:
  (i)    the Behavioral Growth Fund;
  (ii)   the REIT Fund;
  (iii)  the Small Cap Value Fund;
  (iv)   the Hidden Value Fund;
  (v)    the Special Small Cap Fund;
  (vi)   the Behavioral Value Fund;
  (vii)  the International Equity Fund;
  (viii) the International Small Cap Fund;
  (ix)   the Merger and Acquisition Fund; and
  (x)    the Small Cap Growth Fund

EXHIBIT D:

  Attachment to item 77Q1:
  New Sub-Advisory Agreements between Undiscovered Managers
  Funds and Undiscovered Managers LLC and each relevant sub-
  adviser with respect to:
  (i)    the REIT Fund with Bay Isle Financial Corporation
         as Sub-Adviser;
  (ii) the Behavioral Growth Fund with Fuller and Thaler Asset Management, Inc., (formerly RJF Asset Management, Inc.)
         as Sub-Adviser;
  (iii)  the Special Small Cap Fund with Kestrel Investment
         Management Corporation as Sub-Adviser;
  (iv)   the Small Cap Value Fund with J.L. Kaplan Associates LLC
         as Sub-Adviser;
  (v)    the Hidden Value Fund with J.L. Kaplan
         Associates LLC as Sub-Adviser
  (vi) the Behavioral Value Fund with Fuller & Thaler Asset Management, Inc. as Sub-Adviser;
  (vii)  the International Equity Fund with Unibank Securities as Sub-Adviser;
  (viii) the International Small Cap Fund with Unibank Securities as Sub-Adviser;
  (ix) the Merger and Acquisition Fund with J.L. Kaplan Associates LLC as Sub-Adviser; and
  (x)    the Small Cap Growth Fund with Mazama Capital Management,
         Inc. as Sub-Adviser.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

EXHIBIT A:
INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
Undiscovered Managers Funds:

In planning and performing our audits of the financial statements of Undiscovered Managers Funds (the "Trust") comprising Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers REIT Fund, Undiscovered Managers Special Small Cap Fund, Undiscovered Managers Small Cap Value Fund, Undiscovered Managers Hidden Value Fund, UM International Small Cap Equity Fund, UM International Equity Fund, UM Merger and Acquisition Fund, and UM Small Cap Growth Fund (the "Funds"), for the year ended August 31, 2001 (on which we have issued our report dated October 23, 2001), we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on the Trust's internal control.

The management of the Trust is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principles generally accepted in the United States of America. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in any internal control, misstatements due to error or fraud may occur and not be detected. Also, projections of any evaluation of internal control to future periods are subject to the risk that the internal control may become inadequate because of changes in conditions or that the degree of compliance with policies or procedures may deteriorate.

Our consideration of the Trust's internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the Trust's internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of August 31, 2001.

This report is intended solely for the information and use of management, the Trustees and Shareholders of Undiscovered Managers Funds, and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

DELOITTE & TOUCHE LLP
New York, New York
October 23, 2001




EXHIBIT B:
Item 77 c: Submission of matters to a vote of security holders

I. Special meeting of shareholders held on July 20, 2001.

II.	Meeting held to approve or disapprove a new management and
new sub-advisory agreements. The proposals were approved pursuant to the following votes:

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND

VOTED: To approve a Management Agreement relating to Undiscovered Managers Behavioral Growth Fund by and between the Trust and Undiscovered Managers, LLC in the form submitted to the shareholders of such Fund in Appendix B to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy
Statement:
FOR:   4,913,757.715     =:  58.631%
AGAINST:  61,142.870     =    0.730%
ABSTAIN:  53,051.799     =    0.633%

VOTED:	To approve a Sub-Advisory Agreement relating to
Undiscovered Managers Behavioral Growth Fund by and between
Undiscovered Managers, LLC and Fuller & Thaler Asset Management,
Inc. in the form submitted to the shareholders of such Fund in
Appendix D to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy Statement:
FOR        4,906,624.304    = 58.546%
AGAINST       65,520.763    =  0.782%
ABSTAIN       55,807.317    =  0.666%


UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND

VOTED:	To approve a Management Agreement relating to
Undiscovered Managers Behavioral Value Fund by and between the Trust and Undiscovered Managers, LLC in the form submitted to the shareholders of such Fund in Appendix B to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy
Statement:
FOR        1,193,603.809   = 75.704%%
AGAINST        2,798.421   =  0.177%
ABSTAIN       53,171.162   =  3.373%

VOTED:	To approve a Sub-Advisory Agreement relating to
Undiscovered Managers Behavioral Value Fund by and between
Undiscovered Managers, LLC and Fuller & Thaler Asset Management,
Inc. in the form submitted to the shareholders of such Fund in
Appendix D to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy Statement:
FOR           1,191,730.716  = 75.585%
AGAINST           2,798.421  =  0.178%
ABSTAIN          55,044.255  = 3.491%


UNDISCOVERED MANAGERS HIDDEN VALUE FUND

VOTED:	To approve a Management Agreement relating to
Undiscovered Managers Hidden Value Fund by and between the Trust and Undiscovered Managers, LLC in the form submitted to the shareholders of such Fund in Appendix B to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy
Statement:
FOR            334,693.327  = 75.368%
AGAINST              0.000  =  0.000%
ABSTAIN              0.000  =  0.000%

VOTED:	To approve a Sub-Advisory Agreement relating to
Undiscovered Managers Hidden Value Fund by and between
Undiscovered Managers, LLC and J.L. Kaplan Associates, LLC in the
form submitted to the shareholders of such Fund in Appendix D to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy Statement:
FOR           334,693.327  =  75.368%
AGAINST             0.000  =   0.000%
ABSTAIN             0.000  =   0.000%


UNDISCOVERED MANAGERS REIT FUND

VOTED:	To approve a Management Agreement relating to
Undiscovered Managers REIT Fund by and between the Trust and
Undiscovered Managers, LLC in the form submitted to the
shareholders of such Fund in Appendix B to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy
Statement:
FOR           4,572,919.452  = 86.615%
AGAINST           4,073.375  =  0.077%
ABSTAIN          34,856.600  =  0.660%

VOTED:	To approve a Sub-Advisory Agreement relating to
Undiscovered Managers REIT Fund by and between Undiscovered Managers, LLC and Bay Isle Financial Corporation in the form submitted to the shareholders of such Fund in Appendix D to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy Statement:
FOR          4,572,228.890  = 86.602%
AGAINST          5,543.784  =  0.105%
ABSTAIN         34,076.753  =  0.645%


UNDISCOVERED MANAGERS SMALL CAP VALUE FUND

VOTED:	To approve a Management Agreement relating to
Undiscovered Managers Small Cap Value Fund by and between the Trust and Undiscovered Managers, LLC in the form submitted to the shareholders of such Fund in Appendix B to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy
Statement:
FOR          2,387,979.716  = 58.725%
AGAINST          9,238.271  =  0.227%
ABSTAIN         67,660.088  =  1.664%

VOTED:	To approve a Sub-Advisory Agreement relating to
Undiscovered Managers Small Cap Value Fund by and between
Undiscovered Managers, LLC and J.L. Kaplan Associates, LLC in the
form submitted to the shareholders of such Fund in Appendix D to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy Statement:
FOR          2,388,639.770  = 58.741%
AGAINST          8,578.217  =  0.211%
ABSTAIN         67,660.088  =  1.664%


UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND

VOTED:	To approve a Management Agreement relating to
Undiscovered Managers Special Small Cap Fund by and between the Trust and Undiscovered Managers, LLC in the form submitted to the shareholders of such Fund in Appendix B to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy
Statement:
FOR          1,341,278.015  = 95.427%
AGAINST              0.000  =  0.000%
ABSTAIN          6,918.559  =  0.493%

VOTED:	To approve a Sub-Advisory Agreement relating to
Undiscovered Managers Special Small Cap Fund by and between
Undiscovered Managers, LLC and Kestrel Investment Management
Corporation in the form submitted to the shareholders of such Fund in Appendix D to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy Statement:
FOR         1,342,266.654  = 95.498%
AGAINST             0.000  =  0.000%
ABSTAIN         5,929.920  =  0.422%


UM INTERNATIONAL EQUITY FUND

VOTED:	To approve a Management Agreement relating to UM
International Equity Fund by and between the Trust and
Undiscovered Managers, LLC in the form submitted to the
shareholders of such Fund in Appendix B to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy
Statement:
FOR          600,688.155  = 94.951%
AGAINST       12,916.717  =  2.042%
ABSTAIN            0.000  =  0.000%

VOTED:	To approve a Sub-Advisory Agreement relating to UM
International Equity Fund by and among the Trust, Undiscovered Managers, LLC and Nordea Securities, Inc. in the form submitted to the shareholders of such Fund in Appendix E to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy
Statement:
FOR         600,688.155  =  94.951%
AGAINST      12,916.717  =   2.042%
ABSTAIN           0.000  =   0.000%


UM INTERNATIONAL SMALL CAP EQUITY FUND

VOTED:	To approve a Management Agreement relating to UM
International Small Cap Equity Fund by and between the Trust and
Undiscovered Managers, LLC in the form submitted to the
shareholders of such Fund in Appendix B to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy
Statement:
FOR         587,350.391  =  55.904%
AGAINST       2,133.831  =   0.203%
ABSTAIN       9,798.015  =   0.933%

VOTED:	To approve a Sub-Advisory Agreement relating to UM
International Small Cap Equity Fund by and among the Trust,
Undiscovered Managers, LLC and Nordea Securities, Inc. in the form submitted to the shareholders of such Fund in Appendix E to the
Proxy Statement dated June 13, 2001, as proposed and described in such Proxy Statement:
FOR         587,350.391  =  55.904%
AGAINST       2,133.831  =   0.203%
ABSTAIN       9,798.015  =   0.933%


UM MERGER & ACQUISITION FUND

VOTED:	To approve a Management Agreement relating to UM Merger
& Acquisition Fund by and between the Trust and Undiscovered Managers, LLC in the form submitted to the shareholders of such Fund in Appendix B to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy Statement:
FOR          16,038.374  =  100.000%
AGAINST           0.000  =    0.000%
ABSTAIN           0.000  =    0.000%

VOTED:	To approve a Sub-Advisory Agreement relating to UM
Merger & Acquisition Fund by and between Undiscovered Managers, LLC and J.L. Kaplan Associates, LLC in the form submitted to the shareholders of such Fund in Appendix D to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy
Statement:
FOR         16,038.374  = 100.000%
AGAINST          0.000  =   0.000%
ABSTAIN          0.000  =   0.000%


UM SMALL CAP GROWTH FUND

VOTED:	To approve a Management Agreement relating to UM Small
Cap Growth Fund by and between the Trust and Undiscovered
Managers, LLC in the form submitted to the shareholders of such
Fund in Appendix B to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy Statement:
FOR          1,750,676.000  = 58.331%
AGAINST              0.000  =  0.000%
ABSTAIN              0.000  =  0.000%

VOTED:	To approve a Sub-Advisory Agreement relating to UM Small
Cap Growth Fund by and between Undiscovered Managers, LLC and Mazama Capital Management, Inc. in the form submitted to the shareholders of such Fund in Appendix D to the Proxy Statement dated June 13, 2001, as proposed and described in such Proxy
Statement:
FOR          1,750,676.000  = 58.331%
AGAINST              0.000  =  0.000%
ABSTAIN              0.000  =  0.000%


EXHIBIT C:

(i)
UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
Management Agreement

AGREEMENT made this 1st day of August, 2001 by and between UNDISCOVERED MANAGERS FUNDS, a Massachusetts business trust (the "Fund"), with respect to its Behavioral Growth Fund series (the "Series"), and UNDISCOVERED MANAGERS, LLC, a Delaware limited liability company (the "Manager").

WITNESSETH:

WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

1.         (a)	The Fund hereby employs the Manager to
furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof), subject to the authority of the Manager to delegate certain of its responsibilities hereunder to other parties as provided in Section 1(b) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by Section 1(b) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
(b)	The Manager may delegate any or all of its
responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager.
(c) In the event that the Manager delegates to one or more Sub-Advisers all or part of its responsibilities hereunder with respect to the provision of Portfolio Management Services, the Manager hereby agrees to furnish to the Fund the following services ("Oversight Services"):

(i)	supervision and oversight of each
Sub-Adviser's provision of Portfolio
Management Services with respect to the
Series;
(ii)	periodic evaluation of the
Portfolio Management Services provided
by each Sub-Adviser, and of the
investment performance of the Series;
(iii)	advice to and consultation
with the Board of Trustees of the Fund
with respect to matters relating to the
investment operations of the Series,
including matters relating to the
selection, evaluation, retention and
possible termination of each Sub-
Adviser; and
(iv)	regular reporting to the Board of
Trustees of the Fund with respect to the
foregoing matters.
	2.	As used in this Agreement, "Portfolio Management
Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:
(a)	obtaining and evaluating such economic,
statistical and financial data and information and
undertaking such additional investment research as shall be
necessary or advisable for the management of the investment
and reinvestment of the assets belonging to the Series in
accordance with the Series' investment objectives and
policies;
(b)	taking such steps as are necessary to implement
the investment policies of the Series by purchasing and
selling of securities, including the placing of orders for
such purchase and sale; and
(c)	regularly reporting to the Board of Trustees of
the Fund with respect to the implementation of the
investment policies of the Series.
3.	Nothing in this Agreement shall require the Manager to
bear, or to reimburse the Fund for:
(a)	office space, office supplies, facilities and
equipment for the Fund;
(b)	executive and other personnel for managing the
affairs of the Fund, other than for the provision of (1)
Portfolio Management Services and (2) Oversight Services (if
the Manager shall have delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);
(c)	any of the costs of printing and mailing the items
referred to in Sub-Section (p) of this Section 3;
(d)	any of the costs of preparing, printing and
distributing sales literature;
(e)	compensation of trustees of the Fund who are not
directors, officers or employees of the Manager or of any
affiliated person (other than a registered investment
company) of the Manager;
(f)	registration, filing and other fees in connection
with requirements of regulatory authorities;
(g)	the charges and expenses of any entity appointed
by the Fund for custodial, paying agent, shareholder
servicing and plan agent services;
(h)	charges and expenses of independent accountants
retained by the Fund;
(i)	charges and expenses of any transfer agents and
registrars appointed by the Fund;
(j)	brokers' commissions and issue and transfer taxes
chargeable to the Fund in connection with securities
transactions to which the Fund is a party;
(k)	taxes and fees payable by the Fund to federal,
state or other governmental agencies;
(l)	any cost of certificates representing shares of
the Fund;
(m)	legal fees and expenses in connection with the
affairs of the Fund, including registering and qualifying
its shares with federal and state regulatory authorities;
(n)	expenses of meetings of shareholders and trustees
of the Fund;
(o)	interest, including interest on borrowings by the
Fund;
(p)	the costs of services, including services of
counsel, required in connection with the preparation of the
Fund's registration statements and prospectuses, including
amendments and revisions thereto, annual, semiannual and
other periodic reports of the Fund, and notices and proxy
solicitation material furnished to shareholders of the Fund
or regulatory authorities; and
(q)	the Fund's expenses of bookkeeping, accounting,
auditing and financial reporting, including related clerical expenses.
4.	All activities undertaken by the Manager or any Sub-
Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the
Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.
5.	The services to be provided by the Manager and any Sub-
Adviser hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired
thereby.
6.	As full compensation for all services rendered,
facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of
0.95% of the average daily net assets of the Series (or such lesser amount as the Manager may from time to time agree to
receive).  Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time
determine and specify in writing to the Manager.  The Manager hereby acknowledges that the Fund's obligation to pay such
compensation is binding only on the assets and property belonging to the Series.
7.	It is understood that any of the shareholders,
trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the
Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund,
the partnership agreement of the Manager or specific provisions of applicable law.
	8.	The Fund acknowledges that, as between the Fund and the
Manager, the Manager owns and controls the name "Undiscovered Managers." The Manager consents to the use by the Fund of the name "Undiscovered Managers Funds" and by the Series of the
name "Undiscovered Managers Behavioral Growth Fund" or any
other name embodying the words "Undiscovered Managers," in such forms as the Manager shall in writing approve, but only on
condition and so long as (i) this Agreement shall remain in full force and (ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it.  No such name shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this
section provided.  The foregoing authorization by the Manager to the Fund and the Series to use said words as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund
acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize
others to use, said words, and the Fund agrees to take such
action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the Manager made at any time after the
Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the words "Undiscovered"
and "Managers" and will not thereafter transact any business in a name containing the words "Undiscovered" or "Managers" in
any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the words "Undiscovered" or "Managers" or any other reference to the
Manager.  Such covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.
	9.	This Agreement shall become effective as of the date of
its execution, and
(a)	unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board
of Trustees of the Fund or by vote of a majority of the
outstanding voting securities of the Series, and (ii) by
vote of a majority of the trustees of the Fund who are not
interested persons of the Fund or the Manager, cast in
person at a meeting called for the purpose of voting on,
such approval;
(b)	this Agreement may at any time be terminated on
sixty days' written notice to the Manager either by vote of
the Board of Trustees of the Fund or by vote of a majority
of the outstanding voting securities of the Series;
(c)	this Agreement shall automatically terminate in
the event of its assignment;
(d) 	this Agreement may be terminated by the Manager on
ninety days' written notice to the Fund; and
(e)	if the Manager requires the Fund or the Series to
change its name so as to eliminate all references to the words "Undiscovered Managers," this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

	Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.
	10.	This Agreement may be amended at any time by mutual
consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested
persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.
	11.	For the purpose of this Agreement, the terms "vote of
a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject,
however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to"
the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.
	12.	In the absence of willful misfeasance, bad faith or
gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

	IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

UNDISCOVERED MANAGERS FUNDS
   on behalf of its Behavioral Growth Fund series

By: ________________________________
       Mark P. Hurley
       President

UNDISCOVERED MANAGERS, LLC

By: ________________________________
       Mark P. Hurley
       Chairman and Chief Executive Officer

NOTICE

	A copy of the Agreement and Declaration of Trust establishing Undiscovered Managers Funds (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's Behavioral Growth Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.




(ii)
UNDISCOVERED MANAGERS REIT FUND
Management Agreement

AGREEMENT made this 1st day of August, 2001 by and between UNDISCOVERED MANAGERS FUNDS, a Massachusetts business trust (the "Fund"), with respect to its REIT Fund series (the "Series"), and UNDISCOVERED MANAGERS, LLC, a Delaware limited liability company (the "Manager").

WITNESSETH:

WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

1.         (a)	The Fund hereby employs the Manager to
furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof), subject to the authority of the Manager to delegate certain of its responsibilities hereunder to other parties as provided in Section 1(b) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by Section 1(b) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
(b)	The Manager may delegate any or all of its
responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager.

(c)  In the event that the Manager delegates to one or
more Sub-Advisers all or part of its responsibilities
hereunder with respect to the provision of Portfolio
Management Services, the Manager hereby agrees to furnish to the Fund the following services ("Oversight Services"):
(i)	supervision and oversight of each
Sub-Adviser's provision of Portfolio
Management Services with respect to the
Series;
(ii)	periodic evaluation of the
Portfolio Management Services provided
by each Sub-Adviser, and of the
investment performance of the Series;
(iii)	advice to and consultation
with the Board of Trustees of the Fund
with respect to matters relating to the
investment operations of the Series,
including matters relating to the
selection, evaluation, retention and
possible termination of each Sub-
Adviser; and
(iv)	regular reporting to the Board of
Trustees of the Fund with respect to the
foregoing matters.
	2.	As used in this Agreement, "Portfolio Management
Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

(a)	obtaining and evaluating such economic,
statistical and financial data and information and
undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;
(b)	taking such steps as are necessary to implement
the investment policies of the Series by purchasing and
selling of securities, including the placing of orders for
such purchase and sale; and
(c)	regularly reporting to the Board of Trustees of
the Fund with respect to the implementation of the
investment policies of the Series.
3.	Nothing in this Agreement shall require the Manager to
bear, or to reimburse the Fund for:
(a)	office space, office supplies, facilities and
equipment for the Fund;
(b)	executive and other personnel for managing the
affairs of the Fund, other than for the provision of (1) Portfolio Management Services and (2) Oversight Services (if
the Manager shall have delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);
(c)	any of the costs of printing and mailing the items
referred to in Sub-Section (p) of this Section 3;
(d)	any of the costs of preparing, printing and
distributing sales literature;
(e)	compensation of trustees of the Fund who are not
directors, officers or employees of the Manager or of any affiliated person (other than a registered investment company) of the Manager;
(f)	registration, filing and other fees in connection
with requirements of regulatory authorities;
(g)	the charges and expenses of any entity appointed
by the Fund for custodial, paying agent, shareholder
servicing and plan agent services;
(h)	charges and expenses of independent accountants
retained by the Fund;
(i)	charges and expenses of any transfer agents and
registrars appointed by the Fund;
(j)	brokers' commissions and issue and transfer taxes
chargeable to the Fund in connection with securities transactions to which the Fund is a party;
(k)	taxes and fees payable by the Fund to federal,
state or other governmental agencies;
(l)	any cost of certificates representing shares of
the Fund;
(m)	legal fees and expenses in connection with the
affairs of the Fund, including registering and qualifying
its shares with federal and state regulatory authorities;
(n)	expenses of meetings of shareholders and trustees
of the Fund;
(o)	interest, including interest on borrowings by the
Fund;
(p)	the costs of services, including services of
counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and
(q)	the Fund's expenses of bookkeeping, accounting,
auditing and financial reporting, including related clerical expenses.
4.	All activities undertaken by the Manager or any Sub-
Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

5.	The services to be provided by the Manager and any Sub-
Adviser hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

6.	As full compensation for all services rendered,
facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 1.05% of the average daily net assets of the Series (or such lesser amount as the Manager may from time to time agree to receive). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

7.	It is understood that any of the shareholders,
trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the partnership agreement of the Manager or specific provisions of applicable law.

	8.	The Fund acknowledges that, as between the Fund and the
Manager, the Manager owns and controls the name "Undiscovered Managers." The Manager consents to the use by the Fund of the name "Undiscovered Managers Funds" and by the Series of the name "Undiscovered Managers REIT Fund" or any other name embodying the words "Undiscovered Managers," in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and (ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Fund and the Series to use said words as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize others to use, said words, and the Fund agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the Manager made at any time after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the words "Undiscovered" and "Managers" and will not thereafter transact any business in a name containing the words "Undiscovered" or "Managers" in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the words "Undiscovered" or "Managers" or any other reference to the Manager. Such covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.

	9.	This Agreement shall become effective as of the date of
its execution, and

(a)	unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board
of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on,
such approval;
(b)	this Agreement may at any time be terminated on
sixty days' written notice to the Manager either by vote of
the Board of Trustees of the Fund or by vote of a majority
of the outstanding voting securities of the Series;
(c)	this Agreement shall automatically terminate in
the event of its assignment;
(d) 	this Agreement may be terminated by the Manager on
ninety days' written notice to the Fund; and
	(e)	if the Manager requires the Fund or the Series to
change its name so as to eliminate all references to the words "Undiscovered Managers," this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

	Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

	10.	This Agreement may be amended at any time by mutual
consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

	11.	For the purpose of this Agreement, the terms "vote of
a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

	12.	In the absence of willful misfeasance, bad faith or
gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

UNDISCOVERED MANAGERS FUNDS
   on behalf of its REIT Fund series

By: ________________________________
       Mark P. Hurley
       President

UNDISCOVERED MANAGERS, LLC

By: ________________________________
       Mark P. Hurley
       Chairman and Chief Executive Officer

NOTICE

	A copy of the Agreement and Declaration of Trust establishing Undiscovered Managers Funds (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's REIT Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.



(iii)
UNDISCOVERED MANAGERS SMALL CAP VALUE FUND
Management Agreement

AGREEMENT made this 1st day of August, 2001 by and between UNDISCOVERED MANAGERS FUNDS, a Massachusetts business trust (the "Fund"), with respect to its Small Cap Value Fund series (the "Series"), and UNDISCOVERED MANAGERS, LLC, a Delaware limited liability company (the "Manager").

WITNESSETH:

WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

1.         (a)	The Fund hereby employs the Manager to
furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof), subject to the authority of the Manager to delegate certain of its responsibilities hereunder to other parties as provided in Section 1(b) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by Section 1(b) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
(b)	The Manager may delegate any or all of its
responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager.

(c)  In the event that the Manager delegates to one or
more Sub-Advisers all or part of its responsibilities
hereunder with respect to the provision of Portfolio
Management Services, the Manager hereby agrees to furnish to the Fund the following services ("Oversight Services"):
(i)	supervision and oversight of each
Sub-Adviser's provision of Portfolio
Management Services with respect to the
Series;
(ii)	periodic evaluation of the
Portfolio Management Services provided
by each Sub-Adviser, and of the
investment performance of the Series;
(iii)	advice to and consultation
with the Board of Trustees of the Fund
with respect to matters relating to the
investment operations of the Series,
including matters relating to the
selection, evaluation, retention and
possible termination of each Sub-
Adviser; and
(iv)	regular reporting to the Board of
Trustees of the Fund with respect to the
foregoing matters.
	2.	As used in this Agreement, "Portfolio Management
Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:
(a)	obtaining and evaluating such economic,
statistical and financial data and information and
undertaking such additional investment research as shall be
necessary or advisable for the management of the investment
and reinvestment of the assets belonging to the Series in
accordance with the Series' investment objectives and
policies;
(b)	taking such steps as are necessary to implement
the investment policies of the Series by purchasing and
selling of securities, including the placing of orders for
such purchase and sale; and
(c)	regularly reporting to the Board of Trustees of
the Fund with respect to the implementation of the
investment policies of the Series.
3.	Nothing in this Agreement shall require the Manager to
bear, or to reimburse the Fund for:
(a)	office space, office supplies, facilities and
equipment for the Fund;
(b)	executive and other personnel for managing the
affairs of the Fund, other than for the provision of (1)
Portfolio Management Services and (2) Oversight Services (if
the Manager shall have delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);
(c)	any of the costs of printing and mailing the items
referred to in Sub-Section (p) of this Section 3;
(d)	any of the costs of preparing, printing and
distributing sales literature;
(e)	compensation of trustees of the Fund who are not
directors, officers or employees of the Manager or of any
affiliated person (other than a registered investment
company) of the Manager;
(f)	registration, filing and other fees in connection
with requirements of regulatory authorities;
(g)	the charges and expenses of any entity appointed
by the Fund for custodial, paying agent, shareholder
servicing and plan agent services;
(h)	charges and expenses of independent accountants
retained by the Fund;
(i)	charges and expenses of any transfer agents and
registrars appointed by the Fund;
(j)	brokers' commissions and issue and transfer taxes
chargeable to the Fund in connection with securities
transactions to which the Fund is a party;
(k)	taxes and fees payable by the Fund to federal,
state or other governmental agencies;
(l)	any cost of certificates representing shares of
the Fund;
(m)	legal fees and expenses in connection with the
affairs of the Fund, including registering and qualifying
its shares with federal and state regulatory authorities;
(n)	expenses of meetings of shareholders and trustees
of the Fund;
(o)	interest, including interest on borrowings by the
Fund;
(p)	the costs of services, including services of
counsel, required in connection with the preparation of the
Fund's registration statements and prospectuses, including
amendments and revisions thereto, annual, semiannual and
other periodic reports of the Fund, and notices and proxy
solicitation material furnished to shareholders of the Fund
or regulatory authorities; and
(q)	the Fund's expenses of bookkeeping, accounting,
auditing and financial reporting, including related clerical expenses.
4.	All activities undertaken by the Manager or any Sub-
Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the
Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.
5.	The services to be provided by the Manager and any Sub-
Adviser hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired
thereby.
6.	As full compensation for all services rendered,
facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of
1.05% of the average daily net assets of the Series (or such lesser amount as the Manager may from time to time agree to
receive).  Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time
determine and specify in writing to the Manager.  The Manager hereby acknowledges that the Fund's obligation to pay such
compensation is binding only on the assets and property belonging to the Series.
7.	It is understood that any of the shareholders,
trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the
Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund,
the partnership agreement of the Manager or specific provisions of applicable law.
	8.	The Fund acknowledges that, as between the Fund and the
Manager, the Manager owns and controls the name "Undiscovered Managers." The Manager consents to the use by the Fund of the name "Undiscovered Managers Funds" and by the Series of the name "Undiscovered Managers Small Cap Value Fund" or any other name embodying the words "Undiscovered Managers," in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and
(ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Fund and the Series to use said words as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize others to use, said words, and the Fund agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the Manager made at any time after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the words "Undiscovered" and "Managers" and will not thereafter transact any business in a name containing the words "Undiscovered" or "Managers" in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the words "Undiscovered" or "Managers" or any other reference to the Manager. Such covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.

	9.	This Agreement shall become effective as of the date of
its execution, and
(a)	unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board
of Trustees of the Fund or by vote of a majority of the
outstanding voting securities of the Series, and (ii) by
vote of a majority of the trustees of the Fund who are not
interested persons of the Fund or the Manager, cast in
person at a meeting called for the purpose of voting on,
such approval;
(b)	this Agreement may at any time be terminated on
sixty days' written notice to the Manager either by vote of
the Board of Trustees of the Fund or by vote of a majority
of the outstanding voting securities of the Series;
(c)	this Agreement shall automatically terminate in
the event of its assignment;
(d) 	this Agreement may be terminated by the Manager on
ninety days' written notice to the Fund; and
	(e)	if the Manager requires the Fund or the Series to
change its name so as to eliminate all references to the
words "Undiscovered Managers," this Agreement shall
automatically terminate at the time of such change unless
the continuance of this Agreement after such change shall
have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested
persons of the Fund or the Manager, cast in person at a
meeting called for the purpose of voting on such approval.
	Termination of this Agreement pursuant to this Section 9
shall be without the payment of any penalty.
	10.	This Agreement may be amended at any time by mutual
consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested
persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.
	11.	For the purpose of this Agreement, the terms "vote of
a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have
their respective meanings defined in the 1940 Act, subject,
however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to"
the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.
	12.	In the absence of willful misfeasance, bad faith or
gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

UNDISCOVERED MANAGERS FUNDS
   on behalf of its Small Cap Value Fund series

By: ________________________________
       Mark P. Hurley
       President

UNDISCOVERED MANAGERS, LLC

By: ________________________________
       Mark P. Hurley
       Chairman and Chief Executive Officer

NOTICE

	A copy of the Agreement and Declaration of Trust establishing Undiscovered Managers Funds (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's Small Cap Value Fund series (the
"Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.




(iv)
UNDISCOVERED MANAGERS HIDDEN VALUE FUND
Management Agreement

AGREEMENT made this 1st day of August, 2001 by and between UNDISCOVERED MANAGERS FUNDS, a Massachusetts business trust (the "Fund"), with respect to its Hidden Value Fund series (the "Series"), and UNDISCOVERED MANAGERS, LLC, a Delaware limited liability company (the "Manager").

WITNESSETH:

WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

1.         (a)	The Fund hereby employs the Manager to
furnish the Fund with Portfolio Management Services (as
defined in Section 2 hereof), subject to the authority of
the Manager to delegate certain of its responsibilities hereunder to other parties as provided in Section 1(b)
hereof.  The Manager hereby accepts such employment and
agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by Section 1(b) hereof) and to
assume the obligations herein set forth, for the
compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
(b)	The Manager may delegate any or all of its
responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements
of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager.
(c)  In the event that the Manager delegates to one or
more Sub-Advisers all or part of its responsibilities
hereunder with respect to the provision of Portfolio
Management Services, the Manager hereby agrees to furnish to the Fund the following services ("Oversight Services"):
(i)	supervision and oversight of each
Sub-Adviser's provision of Portfolio
Management Services with respect to the
Series;
(ii)	periodic evaluation of the
Portfolio Management Services provided
by each Sub-Adviser, and of the
investment performance of the Series;
(iii)	advice to and consultation
with the Board of Trustees of the Fund
with respect to matters relating to the
investment operations of the Series,
including matters relating to the
selection, evaluation, retention and
possible termination of each Sub-
Adviser; and
(iv)	regular reporting to the Board of
Trustees of the Fund with respect to the
foregoing matters.
	2.	As used in this Agreement, "Portfolio Management
Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:
(a)	obtaining and evaluating such economic,
statistical and financial data and information and
undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;
(b)	taking such steps as are necessary to implement
the investment policies of the Series by purchasing and
selling of securities, including the placing of orders for
such purchase and sale; and
(c)	regularly reporting to the Board of Trustees of
the Fund with respect to the implementation of the
investment policies of the Series.
3.	Nothing in this Agreement shall require the Manager to
bear, or to reimburse the Fund for:
(a)	office space, office supplies, facilities and
equipment for the Fund;
(b)	executive and other personnel for managing the
affairs of the Fund, other than for the provision of (1) Portfolio Management Services and (2) Oversight Services (if
the Manager shall have delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);
(c)	any of the costs of printing and mailing the items
referred to in Sub-Section (p) of this Section 3;
(d)	any of the costs of preparing, printing and
distributing sales literature;
(e)	compensation of trustees of the Fund who are not
directors, officers or employees of the Manager or of any affiliated person (other than a registered investment company) of the Manager;
(f)	registration, filing and other fees in connection
with requirements of regulatory authorities;
(g)	the charges and expenses of any entity appointed
by the Fund for custodial, paying agent, shareholder
servicing and plan agent services;
(h)	charges and expenses of independent accountants
retained by the Fund;
(i)	charges and expenses of any transfer agents and
registrars appointed by the Fund;
(j)	brokers' commissions and issue and transfer taxes
chargeable to the Fund in connection with securities transactions to which the Fund is a party;
(k)	taxes and fees payable by the Fund to federal,
state or other governmental agencies;
(l)	any cost of certificates representing shares of
the Fund;
(m)	legal fees and expenses in connection with the
affairs of the Fund, including registering and qualifying
its shares with federal and state regulatory authorities;
(n)	expenses of meetings of shareholders and trustees
of the Fund;
(o)	interest, including interest on borrowings by the
Fund;
(p)	the costs of services, including services of
counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and
(q)	the Fund's expenses of bookkeeping, accounting,
auditing and financial reporting, including related clerical expenses.
4.	All activities undertaken by the Manager or any Sub-
Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

5.	The services to be provided by the Manager and any Sub-
Adviser hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

6.	As full compensation for all services rendered,
facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.95% of the average daily net assets of the Series (or such lesser amount as the Manager may from time to time agree to receive). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

7.	It is understood that any of the shareholders,
trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the partnership agreement of the Manager or specific provisions of applicable law.

	8.	The Fund acknowledges that, as between the Fund and the
Manager, the Manager owns and controls the name "Undiscovered Managers." The Manager consents to the use by the Fund of the name "Undiscovered Managers Funds" and by the Series of the
name "Undiscovered Managers Hidden Value Fund" or any other
name embodying the words "Undiscovered Managers," in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and
(ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this section
provided.  The foregoing authorization by the Manager to the Fund and the Series to use said words as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize others to use, said words, and the Fund agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this
Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the
Manager made at any time after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the words "Undiscovered" and "Managers" and will not thereafter transact any business in a name containing the words "Undiscovered" or "Managers" in any form or combination whatsoever, or (except as may otherwise be required by law)
designate itself as the same entity as or successor to any entity of such name, or otherwise use the words "Undiscovered" or
"Managers" or any other reference to the Manager.  Such
covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.
	9.	This Agreement shall become effective as of the date of
its execution, and
(a)	unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board
of Trustees of the Fund or by vote of a majority of the
outstanding voting securities of the Series, and (ii) by
vote of a majority of the trustees of the Fund who are not
interested persons of the Fund or the Manager, cast in
person at a meeting called for the purpose of voting on,
such approval;
(b)	this Agreement may at any time be terminated on
sixty days' written notice to the Manager either by vote of
the Board of Trustees of the Fund or by vote of a majority
of the outstanding voting securities of the Series;
(c)	this Agreement shall automatically terminate in
the event of its assignment;
(d) 	this Agreement may be terminated by the Manager on
ninety days' written notice to the Fund; and
	(e)	if the Manager requires the Fund or the Series to
change its name so as to eliminate all references to the
words "Undiscovered Managers," this Agreement shall
automatically terminate at the time of such change unless
the continuance of this Agreement after such change shall
have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested
persons of the Fund or the Manager, cast in person at a
meeting called for the purpose of voting on such approval.
	Termination of this Agreement pursuant to this Section 9
shall be without the payment of any penalty.
	10.	This Agreement may be amended at any time by mutual
consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested
persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.
	11.	For the purpose of this Agreement, the terms "vote of
a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have
their respective meanings defined in the 1940 Act, subject,
however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to"
the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.
	12.	In the absence of willful misfeasance, bad faith or
gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

UNDISCOVERED MANAGERS FUNDS
   on behalf of its Hidden Value Fund series

By: ________________________________
       Mark P. Hurley
       President

UNDISCOVERED MANAGERS, LLC

By: ________________________________
       Mark P. Hurley
       Chairman and Chief Executive Officer

NOTICE
A copy of the Agreement and Declaration of Trust establishing Undiscovered Managers Funds (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's Hidden Value Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.



(v)
UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND
Management Agreement

AGREEMENT made this 1st day of August, 2001 by and between UNDISCOVERED MANAGERS FUNDS, a Massachusetts business trust (the "Fund"), with respect to its Special Small Cap Fund series (the "Series"), and UNDISCOVERED MANAGERS, LLC, a Delaware limited liability company (the "Manager").

WITNESSETH:

WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

1.         (a)	The Fund hereby employs the Manager to
furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof), subject to the authority of the Manager to delegate certain of its responsibilities hereunder to other parties as provided in Section 1(b) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by Section 1(b) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
(b)	The Manager may delegate any or all of its
responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager.

(c) In the event that the Manager delegates to one or more Sub-Advisers all or part of its responsibilities hereunder with respect to the provision of Portfolio
Management Services, the Manager hereby agrees to furnish to the Fund the following services ("Oversight Services"):

(i)	supervision and oversight of each
Sub-Adviser's provision of Portfolio
Management Services with respect to the
Series;

(ii)	periodic evaluation of the
Portfolio Management Services provided
by each Sub-Adviser, and of the
investment performance of the Series;

(iii)	advice to and consultation
with the Board of Trustees of the Fund
with respect to matters relating to the
investment operations of the Series,
including matters relating to the
selection, evaluation, retention and
possible termination of each Sub-
Adviser; and

(iv)	regular reporting to the Board of
Trustees of the Fund with respect to the foregoing matters.

	2.	As used in this Agreement, "Portfolio Management
Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

(a)	obtaining and evaluating such economic,
statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

(b)	taking such steps as are necessary to implement
the investment policies of the Series by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

(c)	regularly reporting to the Board of Trustees of
the Fund with respect to the implementation of the investment policies of the Series.

3.	Nothing in this Agreement shall require the Manager to
bear, or to reimburse the Fund for:

(a)	office space, office supplies, facilities and
equipment for the Fund;

(b)	executive and other personnel for managing the
affairs of the Fund, other than for the provision of (1) Portfolio Management Services and (2) Oversight Services (if the Manager shall have delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);

(c)	any of the costs of printing and mailing the items
referred to in Sub-Section (p) of this Section 3;

(d)	any of the costs of preparing, printing and
distributing sales literature;

(e)	compensation of trustees of the Fund who are not
directors, officers or employees of the Manager or of any affiliated person (other than a registered investment company) of the Manager;

(f)	registration, filing and other fees in connection
with requirements of regulatory authorities;

(g)	the charges and expenses of any entity appointed
by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

(h)	charges and expenses of independent accountants
retained by the Fund;

(i)	charges and expenses of any transfer agents and
registrars appointed by the Fund;

(j)	brokers' commissions and issue and transfer taxes
chargeable to the Fund in connection with securities transactions to which the Fund is a party;

(k)	taxes and fees payable by the Fund to federal,
state or other governmental agencies;

(l)	any cost of certificates representing shares of
the Fund;

(m)	legal fees and expenses in connection with the
affairs of the Fund, including registering and qualifying its shares with federal and state regulatory authorities;

(n)	expenses of meetings of shareholders and trustees
of the Fund;

(o)	interest, including interest on borrowings by the
Fund;

(p)	the costs of services, including services of
counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and

(q)	the Fund's expenses of bookkeeping, accounting,
auditing and financial reporting, including related clerical expenses.

4.	All activities undertaken by the Manager or any Sub-
Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

5.	The services to be provided by the Manager and any Sub-
Adviser hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

	6.	As full compensation for all services rendered,
facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the Performance Fee Rate (or such lesser amount as the Manager may from time to
time agree to receive).   As used in this Agreement,
"Performance Fee Rate" shall mean, with respect to each calendar quarter, the annual percentage rate of the average daily net assets of the Series during such quarter that is determined by adding to (or subtracting from) 1.15% one-fifth of the number of basis points by which the total return of the Series (expressed as a percentage, and calculated before giving effect to the Series's expenses) during the one-year period ending at the end of such quarter exceeds (or falls short of) the Benchmark (as hereinafter defined), provided, however, that such fee rate shall in no event exceed the annual rate of 1.65% of such average daily net assets and shall in no event be less than 0.65% of such average daily net assets. As used in this Agreement, "Benchmark" shall mean, with respect to the calculation of the Performance Fee Rate following the end of each calendar quarter, the total return (on a dividends-reinvested basis, and expressed as a percentage) of the Russell 2000 Index during the one-year period ending at the end of such quarter.

	Such compensation shall be payable within thirty days after the end of each calendar quarter. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

7.	It is understood that any of the shareholders,
trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the partnership agreement of the Manager or specific provisions of applicable law.

	8.	The Fund acknowledges that, as between the Fund and the
Manager, the Manager owns and controls the name "Undiscovered
Managers." The Manager consents to the use by the Fund of the name "Undiscovered Managers Funds" and by the Series of the name "Undiscovered Managers Special Small Cap Fund" or any other name embodying the words "Undiscovered Managers," in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and (ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Fund and the Series to use said words as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize others to use, said words, and the Fund agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the Manager made at any time after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the words "Undiscovered" and "Managers" and will not thereafter transact any business in a name containing the words "Undiscovered" or "Managers" in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the words
"Undiscovered" or "Managers" or any other reference to the Manager. Such covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.

	9.	This Agreement shall become effective as of the date of
its execution, and

(a)	unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

(b)	this Agreement may at any time be terminated on
sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

(c)	this Agreement shall automatically terminate in
the event of its assignment;

(d) 	this Agreement may be terminated by the Manager on
ninety days' written notice to the Fund; and

	(e)	if the Manager requires the Fund or the Series to
change its name so as to eliminate all references to the words "Undiscovered Managers," this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

	Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

	10.	This Agreement may be amended at any time by mutual
consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

	11.	For the purpose of this Agreement, the terms "vote of
a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

	12.	In the absence of willful misfeasance, bad faith or
gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

UNDISCOVERED MANAGERS FUNDS
   on behalf of its Special Small Cap Fund series

By: ________________________________
       Mark P. Hurley
       President

UNDISCOVERED MANAGERS, LLC

By: ________________________________
       Mark P. Hurley
       Chairman and Chief Executive Officer

NOTICE
	A copy of the Agreement and Declaration of Trust establishing Undiscovered Managers Funds (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's Special Small Cap Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.



(vi)
UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
Management Agreement

AGREEMENT made this 1st day of August, 2001 by and between UNDISCOVERED MANAGERS FUNDS, a Massachusetts business trust (the "Fund"), with respect to its Behavioral Value Fund series (the "Series"), and UNDISCOVERED MANAGERS, LLC, a Delaware limited liability company (the "Manager").

WITNESSETH:

WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

1.         (a)	The Fund hereby employs the Manager to
furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof), subject to the authority of the Manager to delegate certain of its responsibilities hereunder to other parties as provided in Section 1(b) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by Section 1(b) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
(b)	The Manager may delegate any or all of its
responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager.

(c) In the event that the Manager delegates to one or more Sub-Advisers all or part of its responsibilities hereunder with respect to the provision of Portfolio
Management Services, the Manager hereby agrees to furnish to the Fund the following services ("Oversight Services"):

(i)	supervision and oversight of each
Sub-Adviser's provision of Portfolio
Management Services with respect to the
Series;

(ii)	periodic evaluation of the
Portfolio Management Services provided
by each Sub-Adviser, and of the
investment performance of the Series;

(iii)	advice to and consultation
with the Board of Trustees of the Fund
with respect to matters relating to the
investment operations of the Series,
including matters relating to the
selection, evaluation, retention and
possible termination of each Sub-
Adviser; and

(iv)	regular reporting to the Board of
Trustees of the Fund with respect to the foregoing matters.

	2.	As used in this Agreement, "Portfolio Management
Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

(a)	obtaining and evaluating such economic,
statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

(b)	taking such steps as are necessary to implement
the investment policies of the Series by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

(c)	regularly reporting to the Board of Trustees of
the Fund with respect to the implementation of the investment policies of the Series.

3.	Nothing in this Agreement shall require the Manager to
bear, or to reimburse the Fund for:

(a)	office space, office supplies, facilities and
equipment for the Fund;

(b)	executive and other personnel for managing the
affairs of the Fund, other than for the provision of (1) Portfolio Management Services and (2) Oversight Services (if the Manager shall have delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);

(c)	any of the costs of printing and mailing the items
referred to in Sub-Section (p) of this Section 3;

(d)	any of the costs of preparing, printing and
distributing sales literature;

(e)	compensation of trustees of the Fund who are not
directors, officers or employees of the Manager or of any affiliated person (other than a registered investment company) of the Manager;

(f)	registration, filing and other fees in connection
with requirements of regulatory authorities;

(g)	the charges and expenses of any entity appointed
by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

(h)	charges and expenses of independent accountants
retained by the Fund;

(i)	charges and expenses of any transfer agents and
registrars appointed by the Fund;

(j)	brokers' commissions and issue and transfer taxes
chargeable to the Fund in connection with securities transactions to which the Fund is a party;

(k)	taxes and fees payable by the Fund to federal,
state or other governmental agencies;

(l)	any cost of certificates representing shares of
the Fund;

(m)	legal fees and expenses in connection with the
affairs of the Fund, including registering and qualifying its shares with federal and state regulatory authorities;

(n)	expenses of meetings of shareholders and trustees
of the Fund;

(o)	interest, including interest on borrowings by the
Fund;

(p)	the costs of services, including services of
counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and

(q)	the Fund's expenses of bookkeeping, accounting,
auditing and financial reporting, including related clerical expenses.

4.	All activities undertaken by the Manager or any Sub-
Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

5.	The services to be provided by the Manager and any Sub-
Adviser hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

6.	As full compensation for all services rendered,
facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 1.05% of the average daily net assets of the Series (or such lesser amount as the Manager may from time to time agree to receive). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

7.	It is understood that any of the shareholders,
trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the partnership agreement of the Manager or specific provisions of applicable law.

	8.	The Fund acknowledges that, as between the Fund and the
Manager, the Manager owns and controls the name "Undiscovered Managers." The Manager consents to the use by the Fund of the name "Undiscovered Managers Funds" and by the Series of the name "Undiscovered Managers Behavioral Value Fund" or any other name embodying the words "Undiscovered Managers," in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and
(ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Fund and the Series to use said words as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize others to use, said words, and the Fund agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the Manager made at any time after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the words "Undiscovered" and "Managers" and will not thereafter transact any business in a name containing the words "Undiscovered" or "Managers" in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the words "Undiscovered" or "Managers" or any other reference to the Manager. Such covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.

	9.	This Agreement shall become effective as of the date of
its execution, and

(a)	unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

(b)	this Agreement may at any time be terminated on
sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

(c)	this Agreement shall automatically terminate in
the event of its assignment;

(d) 	this Agreement may be terminated by the Manager on
ninety days' written notice to the Fund; and

	(e)	if the Manager requires the Fund or the Series to
change its name so as to eliminate all references to the words "Undiscovered Managers," this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

	Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

	10.	This Agreement may be amended at any time by mutual
consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

	11.	For the purpose of this Agreement, the terms "vote of
a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

	12.	In the absence of willful misfeasance, bad faith or
gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

UNDISCOVERED MANAGERS FUNDS
   on behalf of its Behavioral Value Fund series

By: ________________________________
       Mark P. Hurley
       President

UNDISCOVERED MANAGERS, LLC

By: ________________________________
       Mark P. Hurley
       Chairman and Chief Executive Officer


NOTICE
	A copy of the Agreement and Declaration of Trust establishing Undiscovered Managers Funds (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's Behavioral Value Fund series (the
"Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.



(vii)
UM INTERNATIONAL EQUITY FUND
Management Agreement

AGREEMENT made this 1st day of August, 2001 by and between UNDISCOVERED MANAGERS FUNDS, a Massachusetts business trust (the "Fund"), with respect to its International Equity Fund series (the "Series"), and UNDISCOVERED MANAGERS, LLC, a Delaware limited liability company (the "Manager").

WITNESSETH:

WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

1.        (a)	The Fund hereby employs the Manager to
furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof), subject to the authority of the Manager to delegate certain of its responsibilities hereunder to other parties as provided in Section 1(b) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by Section 1(b) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
(b)	The Manager may delegate any or all of its
responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager.

(c) In the event that the Manager delegates to one or more Sub-Advisers all or part of its responsibilities hereunder with respect to the provision of Portfolio
Management Services, the Manager hereby agrees to furnish to the Fund the following services ("Oversight Services"):

(i)	supervision and oversight of each
Sub-Adviser's provision of Portfolio
Management Services with respect to the
Series;

(ii)	periodic evaluation of the
Portfolio Management Services provided
by each Sub-Adviser, and of the
investment performance of the Series;

(iii)	advice to and consultation
with the Board of Trustees of the Fund
with respect to matters relating to the
investment operations of the Series,
including matters relating to the
selection, evaluation, retention and
possible termination of each Sub-
Adviser; and

(iv)	regular reporting to the Board of
Trustees of the Fund with respect to the foregoing matters.

	2.	As used in this Agreement, "Portfolio Management
Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

(a)	obtaining and evaluating such economic,
statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

(b)	taking such steps as are necessary to implement
the investment policies of the Series by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

(c)	regularly reporting to the Board of Trustees of
the Fund with respect to the implementation of the investment policies of the Series.

3.	Nothing in this Agreement shall require the Manager to
bear, or to reimburse the Fund for:

(a)	office space, office supplies, facilities and
equipment for the Fund;

(b)	executive and other personnel for managing the
affairs of the Fund, other than for the provision of (1) Portfolio Management Services and (2) Oversight Services (if the Manager shall have delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);

(c)	any of the costs of printing and mailing the items
referred to in Sub-Section (p) of this Section 3;

(d)	any of the costs of preparing, printing and
distributing sales literature;

(e)	compensation of trustees of the Fund who are not
directors, officers or employees of the Manager or of any affiliated person (other than a registered investment company) of the Manager;

(f)	registration, filing and other fees in connection
with requirements of regulatory authorities;

(g)	the charges and expenses of any entity appointed
by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

(h)	charges and expenses of independent accountants
retained by the Fund;

(i)	charges and expenses of any transfer agents and
registrars appointed by the Fund;

(j)	brokers' commissions and issue and transfer taxes
chargeable to the Fund in connection with securities transactions to which the Fund is a party;

(k)	taxes and fees payable by the Fund to federal,
state or other governmental agencies;

(l)	any cost of certificates representing shares of
the Fund;

(m)	legal fees and expenses in connection with the
affairs of the Fund, including registering and qualifying its shares with federal and state regulatory authorities;

(n)	expenses of meetings of shareholders and trustees
of the Fund;

(o)	interest, including interest on borrowings by the
Fund;

(p)	the costs of services, including services of
counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and

(q)	the Fund's expenses of bookkeeping, accounting,
auditing and financial reporting, including related clerical expenses.

4.	All activities undertaken by the Manager or any Sub-
Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

5.	The services to be provided by the Manager and any Sub-
Adviser hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

6.	As full compensation for all services rendered,
facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.95% of the average daily net assets of the Series (or such lesser amount as the Manager may from time to time agree to receive). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

7.	It is understood that any of the shareholders,
trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the partnership agreement of the Manager or specific provisions of applicable law.

8.	The Fund acknowledges that, as between the Fund and the
Manager, the Manager owns and controls the names "Undiscovered Managers" and "UM." The Manager consents to the use by the Fund of the name "Undiscovered Managers Funds" and by the Series of the name "UM International Equity Fund" or any other name embodying the words "Undiscovered Managers" or the letters "UM," in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and (ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such names shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Fund and the Series to use said words and letters as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize others to use, said words and letters, and the Fund agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words and letters). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the Manager made at any time after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the words "Undiscovered" and "Managers" and to the letters "UM," and will not thereafter transact any business in a name containing the words "Undiscovered" or "Managers" or the letters "UM" in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the words "Undiscovered" or "Managers" or the letters "UM" or any other reference to the Manager. Such covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.

	9.	This Agreement shall become effective as of the date of
its execution, and

(a)	unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

(b)	this Agreement may at any time be terminated on
sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

(c)	this Agreement shall automatically terminate in
the event of its assignment;

(d) 	this Agreement may be terminated by the Manager on
ninety days' written notice to the Fund; and

(e)	if the Manager requires the Fund or the Series to
change its name so as to eliminate all references to the words "Undiscovered Managers" or the letters "UM," this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

	Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

	10.	This Agreement may be amended at any time by mutual
consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

	11.	For the purpose of this Agreement, the terms "vote of
a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

	12.	In the absence of willful misfeasance, bad faith or
gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

	IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

UNDISCOVERED MANAGERS FUNDS
   on behalf of its International Equity Fund series

By: ________________________________
       Mark P. Hurley
       President

UNDISCOVERED MANAGERS, LLC

By: ________________________________
       Mark P. Hurley
       Chairman and Chief Executive Officer


NOTICE
	A copy of the Agreement and Declaration of Trust establishing Undiscovered Managers Funds (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's International Equity Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.




(viii)
UM INTERNATIONAL SMALL CAP EQUITY FUND
Management Agreement

AGREEMENT made this 1st day of August, 2001 by and between UNDISCOVERED MANAGERS FUNDS, a Massachusetts business trust (the "Fund"), with respect to its International Small Cap Equity
Fund series (the "Series"), and UNDISCOVERED MANAGERS, LLC, a Delaware limited liability company (the "Manager").

WITNESSETH:

WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

1.        (a)	The Fund hereby employs the Manager to
furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof), subject to the authority of the Manager to delegate certain of its responsibilities hereunder to other parties as provided in Section 1(b) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by Section 1(b) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
(b)	The Manager may delegate any or all of its
responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager.

(c) In the event that the Manager delegates to one or more Sub-Advisers all or part of its responsibilities hereunder with respect to the provision of Portfolio
Management Services, the Manager hereby agrees to furnish to the Fund the following services ("Oversight Services"):

(i)	supervision and oversight of each
Sub-Adviser's provision of Portfolio
Management Services with respect to the
Series;

(ii)	periodic evaluation of the
Portfolio Management Services provided
by each Sub-Adviser, and of the
investment performance of the Series;

(iii)	advice to and consultation
with the Board of Trustees of the Fund
with respect to matters relating to the
investment operations of the Series,
including matters relating to the
selection, evaluation, retention and
possible termination of each Sub-
Adviser; and

(iv)	regular reporting to the Board of
Trustees of the Fund with respect to the foregoing matters.

	2.	As used in this Agreement, "Portfolio Management
Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

(a)	obtaining and evaluating such economic,
statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

(b)	taking such steps as are necessary to implement
the investment policies of the Series by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

(c)	regularly reporting to the Board of Trustees of
the Fund with respect to the implementation of the investment policies of the Series.

3.	Nothing in this Agreement shall require the Manager to
bear, or to reimburse the Fund for:

(a)	office space, office supplies, facilities and
equipment for the Fund;

(b)	executive and other personnel for managing the
affairs of the Fund, other than for the provision of (1) Portfolio Management Services and (2) Oversight Services (if the Manager shall have delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);

(c)	any of the costs of printing and mailing the items
referred to in Sub-Section (p) of this Section 3;

(d)	any of the costs of preparing, printing and
distributing sales literature;

(e)	compensation of trustees of the Fund who are not
directors, officers or employees of the Manager or of any affiliated person (other than a registered investment company) of the Manager;

(f)	registration, filing and other fees in connection
with requirements of regulatory authorities;

(g)	the charges and expenses of any entity appointed
by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

(h)	charges and expenses of independent accountants
retained by the Fund;

(i)	charges and expenses of any transfer agents and
registrars appointed by the Fund;

(j)	brokers' commissions and issue and transfer taxes
chargeable to the Fund in connection with securities transactions to which the Fund is a party;

(k)	taxes and fees payable by the Fund to federal,
state or other governmental agencies;

(l)	any cost of certificates representing shares of
the Fund;

(m)	legal fees and expenses in connection with the
affairs of the Fund, including registering and qualifying its shares with federal and state regulatory authorities;

(n)	expenses of meetings of shareholders and trustees
of the Fund;

(o)	interest, including interest on borrowings by the
Fund;

(p)	the costs of services, including services of
counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and

(q)	the Fund's expenses of bookkeeping, accounting,
auditing and financial reporting, including related clerical expenses.

4.	All activities undertaken by the Manager or any Sub-
Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

5.	The services to be provided by the Manager and any Sub-
Adviser hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

6.	As full compensation for all services rendered,
facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 1.15% of the average daily net assets of the Series (or such lesser amount as the Manager may from time to time agree to receive). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

7.	It is understood that any of the shareholders,
trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the partnership agreement of the Manager or specific provisions of applicable law.

8.	The Fund acknowledges that, as between the Fund and the
Manager, the Manager owns and controls the names "Undiscovered Managers" and "UM." The Manager consents to the use by the Fund of the name "Undiscovered Managers Funds" and by the Series of the name "UM International Small Cap Equity Fund" or any other name embodying the words "Undiscovered Managers" or the letters "UM," in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and (ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such names shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Fund and the Series to use said words and letters as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize others to use, said words and letters, and the Fund agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words and letters). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the Manager made at any time after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the words "Undiscovered" and "Managers" and to the letters "UM," and will not thereafter transact any business in a name containing the words "Undiscovered" or "Managers" or the letters "UM" in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the words "Undiscovered" or "Managers" or the letters "UM" or any other reference to the Manager. Such covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.

	9.	This Agreement shall become effective as of the date of
its execution, and

(a)	unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

(b)	this Agreement may at any time be terminated on
sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

(c)	this Agreement shall automatically terminate in
the event of its assignment;

(d) 	this Agreement may be terminated by the Manager on
ninety days' written notice to the Fund; and

(e)	if the Manager requires the Fund or the Series to
change its name so as to eliminate all references to the words "Undiscovered Managers" or the letters "UM," this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

	Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

	10.	This Agreement may be amended at any time by mutual
consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

	11.	For the purpose of this Agreement, the terms "vote of
a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

	12.	In the absence of willful misfeasance, bad faith or
gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.


	IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

UNDISCOVERED MANAGERS FUNDS
   on behalf of its International Small Cap
   Equity Fund series

By: ________________________________
       Mark P. Hurley
       President

UNDISCOVERED MANAGERS, LLC

By: ________________________________
       Mark P. Hurley
       Chairman and Chief Executive Officer


NOTICE
	A copy of the Agreement and Declaration of Trust establishing Undiscovered Managers Funds (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's International Small Cap Equity Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series. Management Agreement - International Small Cap Equity Fund.DOC


(ix)



UM MERGER & ACQUISITION FUND

Management Agreement

AGREEMENT made this 1st day of August, 2001 by and between UNDISCOVERED MANAGERS FUNDS, a Massachusetts business trust (the "Fund"), with respect to its Merger & Acquisition Fund series (the "Series"), and UNDISCOVERED MANAGERS, LLC, a Delaware limited liability company (the "Manager").

WITNESSETH:

WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

1.        (a)	The Fund hereby employs the Manager to
furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof), subject to the authority of the Manager to delegate certain of its responsibilities hereunder to other parties as provided in Section 1(b) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by Section 1(b) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
(b)	The Manager may delegate any or all of its
responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager.

(c) In the event that the Manager delegates to one or more Sub-Advisers all or part of its responsibilities hereunder with respect to the provision of Portfolio
Management Services, the Manager hereby agrees to furnish to the Fund the following services ("Oversight Services"):

(i)	supervision and oversight of each
Sub-Adviser's provision of Portfolio
Management Services with respect to the
Series;

(ii)	periodic evaluation of the
Portfolio Management Services provided
by each Sub-Adviser, and of the
investment performance of the Series;

(iii)	advice to and consultation
with the Board of Trustees of the Fund
with respect to matters relating to the
investment operations of the Series,
including matters relating to the
selection, evaluation, retention and
possible termination of each Sub-
Adviser; and

(iv)	regular reporting to the Board of
Trustees of the Fund with respect to the foregoing matters.

	2.	As used in this Agreement, "Portfolio Management
Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

(a)	obtaining and evaluating such economic,
statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

(b)	taking such steps as are necessary to implement
the investment policies of the Series by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

(c)	regularly reporting to the Board of Trustees of
the Fund with respect to the implementation of the investment policies of the Series.

3.	Nothing in this Agreement shall require the Manager to
bear, or to reimburse the Fund for:

(a)	office space, office supplies, facilities and
equipment for the Fund;

(b)	executive and other personnel for managing the
affairs of the Fund, other than for the provision of (1) Portfolio Management Services and (2) Oversight Services (if the Manager shall have delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);

(c)	any of the costs of printing and mailing the items
referred to in Sub-Section (p) of this Section 3;

(d)	any of the costs of preparing, printing and
distributing sales literature;

(e)	compensation of trustees of the Fund who are not
directors, officers or employees of the Manager or of any affiliated person (other than a registered investment company) of the Manager;

(f)	registration, filing and other fees in connection
with requirements of regulatory authorities;

(g)	the charges and expenses of any entity appointed
by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

(h)	charges and expenses of independent accountants
retained by the Fund;

(i)	charges and expenses of any transfer agents and
registrars appointed by the Fund;

(j)	brokers' commissions and issue and transfer taxes
chargeable to the Fund in connection with securities transactions to which the Fund is a party;

(k)	taxes and fees payable by the Fund to federal,
state or other governmental agencies;

(l)	any cost of certificates representing shares of
the Fund;

(m)	legal fees and expenses in connection with the
affairs of the Fund, including registering and qualifying its shares with federal and state regulatory authorities;

(n)	expenses of meetings of shareholders and trustees
of the Fund;

(o)	interest, including interest on borrowings by the
Fund;

(p)	the costs of services, including services of
counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and

(q)	the Fund's expenses of bookkeeping, accounting,
auditing and financial reporting, including related clerical expenses.

4.	All activities undertaken by the Manager or any Sub-
Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

5.	The services to be provided by the Manager and any Sub-
Adviser hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

6.	As full compensation for all services rendered,
facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.95% of the average daily net assets of the Series (or such lesser amount as the Manager may from time to time agree to receive). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

7.	It is understood that any of the shareholders,
trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the partnership agreement of the Manager or specific provisions of applicable law.

8.	The Fund acknowledges that, as between the Fund and the
Manager, the Manager owns and controls the names "Undiscovered Managers" and "UM." The Manager consents to the use by the Fund of the name "Undiscovered Managers Funds" and by the Series of the name "UM Merger & Acquisition Fund" or any other name embodying the words "Undiscovered Managers" or the letters "UM," in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and (ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such names shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Fund and the Series to use said words and letters as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize others to use, said words and letters, and the Fund agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words and letters). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the Manager made at any time after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the words "Undiscovered" and "Managers" and to the letters "UM," and will not thereafter transact any business in a name containing the words "Undiscovered" or "Managers" or the letters "UM" in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the words "Undiscovered" or "Managers" or the letters "UM" or any other reference to the Manager. Such covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.

	9.	This Agreement shall become effective as of the date of
its execution, and

(a)	unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

(b)	this Agreement may at any time be terminated on
sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

(c)	this Agreement shall automatically terminate in
the event of its assignment;

(d) 	this Agreement may be terminated by the Manager on
ninety days' written notice to the Fund; and

(e)	if the Manager requires the Fund or the Series to
change its name so as to eliminate all references to the words "Undiscovered Managers" or the letters "UM," this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

	Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

	10.	This Agreement may be amended at any time by mutual
consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

	11.	For the purpose of this Agreement, the terms "vote of
a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

	12.	In the absence of willful misfeasance, bad faith or
gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.


	IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

UNDISCOVERED MANAGERS FUNDS
   on behalf of its Merger & Acquisition Fund series


By: ________________________________
       Mark P. Hurley
       President


UNDISCOVERED MANAGERS, LLC

By: ________________________________
       Mark P. Hurley
       Chairman and Chief Executive Officer

NOTICE

	A copy of the Agreement and Declaration of Trust establishing Undiscovered Managers Funds (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's Merger & Acquisition Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series. Management Agreement - Merger & Acquisition Fund.DOC



(x)
UM SMALL CAP GROWTH FUND

Management Agreement

AGREEMENT made this 1st day of August, 2001 by and between UNDISCOVERED MANAGERS FUNDS, a Massachusetts business trust (the "Fund"), with respect to its Small Cap Growth Fund series (the "Series"), and UNDISCOVERED MANAGERS, LLC, a Delaware limited liability company (the "Manager").

WITNESSETH:

WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

1.        (a)	The Fund hereby employs the Manager to
furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof), subject to the authority of the Manager to delegate certain of its responsibilities hereunder to other parties as provided in Section 1(b) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by Section 1(b) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
(b)	The Manager may delegate any or all of its
responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager.

(c) In the event that the Manager delegates to one or more Sub-Advisers all or part of its responsibilities hereunder with respect to the provision of Portfolio
Management Services, the Manager hereby agrees to furnish to the Fund the following services ("Oversight Services"):

(i)	supervision and oversight of each
Sub-Adviser's provision of Portfolio
Management Services with respect to the
Series;

(ii)	periodic evaluation of the
Portfolio Management Services provided
by each Sub-Adviser, and of the
investment performance of the Series;

(iii)	advice to and consultation
with the Board of Trustees of the Fund
with respect to matters relating to the
investment operations of the Series,
including matters relating to the
selection, evaluation, retention and
possible termination of each Sub-
Adviser; and

(iv)	regular reporting to the Board of
Trustees of the Fund with respect to the foregoing matters.

	2.	As used in this Agreement, "Portfolio Management
Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

(a)	obtaining and evaluating such economic,
statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

(b)	taking such steps as are necessary to implement
the investment policies of the Series by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

(c)	regularly reporting to the Board of Trustees of
the Fund with respect to the implementation of the investment policies of the Series.

3.	Nothing in this Agreement shall require the Manager to
bear, or to reimburse the Fund for:

(a)	office space, office supplies, facilities and
equipment for the Fund;

(b)	executive and other personnel for managing the
affairs of the Fund, other than for the provision of (1) Portfolio Management Services and (2) Oversight Services (if the Manager shall have delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);

(c)	any of the costs of printing and mailing the items
referred to in Sub-Section (p) of this Section 3;

(d)	any of the costs of preparing, printing and
distributing sales literature;

(e)	compensation of trustees of the Fund who are not
directors, officers or employees of the Manager or of any affiliated person (other than a registered investment company) of the Manager;

(f)	registration, filing and other fees in connection
with requirements of regulatory authorities;

(g)	the charges and expenses of any entity appointed
by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

(h)	charges and expenses of independent accountants
retained by the Fund;

(i)	charges and expenses of any transfer agents and
registrars appointed by the Fund;

(j)	brokers' commissions and issue and transfer taxes
chargeable to the Fund in connection with securities transactions to which the Fund is a party;

(k)	taxes and fees payable by the Fund to federal,
state or other governmental agencies;

(l)	any cost of certificates representing shares of
the Fund;

(m)	legal fees and expenses in connection with the
affairs of the Fund, including registering and qualifying its shares with federal and state regulatory authorities;

(n)	expenses of meetings of shareholders and trustees
of the Fund;

(o)	interest, including interest on borrowings by the
Fund;

(p)	the costs of services, including services of
counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and

(q)	the Fund's expenses of bookkeeping, accounting,
auditing and financial reporting, including related clerical expenses.

4.	All activities undertaken by the Manager or any Sub-
Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

5.	The services to be provided by the Manager and any Sub-
Adviser hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

6.	As full compensation for all services rendered,
facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.95% of the average daily net assets of the Series (or such lesser amount as the Manager may from time to time agree to receive). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

7.	It is understood that any of the shareholders,
trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the partnership agreement of the Manager or specific provisions of applicable law.

8.	The Fund acknowledges that, as between the Fund and the
Manager, the Manager owns and controls the names "Undiscovered Managers" and "UM." The Manager consents to the use by the Fund of the name "Undiscovered Managers Funds" and by the Series of the name "UM Small Cap Growth Fund" or any other name embodying the words "Undiscovered Managers" or the letters
"UM," in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and (ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such names shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Fund and the Series to use said words and letters as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize others to use, said words and letters, and the Fund agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words and letters). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the Manager made at any time after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the words "Undiscovered" and "Managers" and to the letters "UM," and will not thereafter transact any business in a name containing the words "Undiscovered" or "Managers" or the letters "UM" in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the words "Undiscovered" or "Managers" or the letters "UM" or any other reference to the Manager. Such covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.

	9.	This Agreement shall become effective as of the date of
its execution, and

(a)	unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

(b)	this Agreement may at any time be terminated on
sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

(c)	this Agreement shall automatically terminate in
the event of its assignment;

(d) 	this Agreement may be terminated by the Manager on
ninety days' written notice to the Fund; and

(e)	if the Manager requires the Fund or the Series to
change its name so as to eliminate all references to the words "Undiscovered Managers" or the letters "UM," this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

	Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

	10.	This Agreement may be amended at any time by mutual
consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

	11.	For the purpose of this Agreement, the terms "vote of
a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

	12.	In the absence of willful misfeasance, bad faith or
gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.


	IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


UNDISCOVERED MANAGERS FUNDS
   on behalf of its Small Cap Growth Fund series

By: ________________________________
       Mark P. Hurley
       President


UNDISCOVERED MANAGERS, LLC

By: ________________________________
       Mark P. Hurley
       Chairman and Chief Executive Officer


NOTICE

	A copy of the Agreement and Declaration of Trust establishing Undiscovered Managers Funds (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's Small Cap Growth Fund series (the
"Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series. Management Agreement - Small Cap Growth Fund.DOC



EXHIBIT D:

(i)
UNDISCOVERED MANAGERS FUNDS

SUB-ADVISORY AGREEMENT
(Undiscovered Managers REIT Fund)

This Sub-Advisory Agreement (this "Agreement") is entered into as of August 1, 2001 by and between Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager"), and Bay Isle Financial Corporation, a California corporation (the "Sub-Adviser").

WHEREAS, the Manager has entered into a Management Agreement dated August 1, 2001 (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the REIT Fund of the Trust (the "Series");

WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-
Adviser agree as follows:

1. Sub-Advisory Services.
a. The Sub-Adviser shall, subject to the supervision
of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the
"Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940
Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.
b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.
c. The Sub-Adviser shall provide to the Manager a
copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.
d.	The Sub-Adviser shall be bound by the Code of
Ethics of Undiscovered Managers Funds as such Code of Ethics is amended or superseded from time to time.

2. Obligations of the Manager.
a. The Manager shall provide (or cause the Trust's
custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.
b. The Manager has furnished the Sub-Adviser a copy
of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.
3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.
4. Expenses.  Except for expenses specifically assumed or
agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes,
(b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.
5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.
6. Compensation of the Sub-Adviser.  As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.70% of the first $200 million of the Series' average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.
7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.
8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties.
9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and
a. unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;
b. this Agreement may at any time be terminated on
sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series; and
c.	this Agreement shall automatically terminate in
the event of its assignment.
Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.
11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.
12. General.
a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.
b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

UNDISCOVERED MANAGERS, LLC


By:________________________________
     Mark P. Hurley
     Chairman and CEO


BAY ISLE FINANCIAL CORPORATION

By:________________________________
 Gary G. Pollock
President



(ii)
UNDISCOVERED MANAGERS FUNDS

SUB-ADVISORY AGREEMENT
(Undiscovered Managers Behavioral Growth Fund)

This Sub-Advisory Agreement (this "Agreement") is entered into as of August 1, 2001 by and between Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager"), and Fuller & Thaler Asset Management, Inc., a California corporation
(the "Sub-Adviser").

WHEREAS, the Manager has entered into a Management Agreement dated August 1, 2001 (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Behavioral Growth Fund of the Trust (the "Series");

WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-
Adviser agree as follows:

1. Sub-Advisory Services.
a. The Sub-Adviser shall, subject to the supervision
of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the
"Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940
Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.
b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.
c. The Sub-Adviser shall provide to the Manager a
copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.
d.	The Sub-Adviser shall maintain and be bound by a
Code of Ethics satisfying the requirements of Rule 17j-1 under the 1940 Act, and shall provide to the Trust a current copy of such Code of Ethics, as amended from time to time.

2. Obligations of the Manager.
a. The Manager shall provide (or cause the Trust's
custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.
b. The Manager has furnished the Sub-Adviser a copy
of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.
3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.
4. Expenses.  Except for expenses specifically assumed or
agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes,
(b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.
5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.
6. Compensation of the Sub-Adviser.  As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.60% of the first $200 million of the Series' average daily net assets, 0.55% of the next $100 million of such assets and 0.50% of such assets in excess of $300 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.
7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.
8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties.
9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and
a.	unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;
b.	this Agreement may at any time be terminated on
sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;
c.	this Agreement may be terminated by the Sub-
Adviser at any time on or before December 31, 2004, on one hundred eighty days' written notice to both the Manager and the Trust, provided that the Manager consents in writing to such termination;

d.	this Agreement may be terminated by the Sub-
Adviser on one hundred eighty days' written notice to both the
Manager and the Trust, at any time after December 31, 2004; and
e.	this Agreement shall automatically terminate in
the event of its assignment.
Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.
11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.
12. General.
a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.
b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

UNDISCOVERED MANAGERS, LLC

By:________________________________
     Mark P. Hurley
     Chairman and CEO

FULLER & THALER ASSET
   MANAGEMENT, INC.

By:________________________________
 Russell J. Fuller
President



(iii)
UNDISCOVERED MANAGERS FUNDS

SUB-ADVISORY AGREEMENT
(Undiscovered Managers Special Small Cap Fund)

This Sub-Advisory Agreement (this "Agreement") is entered into as of August 1, 2001 by and between Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager"), and Kestrel Investment Management Corporation, a California corporation (the "Sub-Adviser").

WHEREAS, the Manager has entered into a Management Agreement dated August 1, 2001 (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Special Small Cap Fund of the Trust (the "Series");

WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-
Adviser agree as follows:

1. Sub-Advisory Services.
a. The Sub-Adviser shall, subject to the supervision
of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the
"Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940
Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.
b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.
c. The Sub-Adviser shall provide to the Manager a
copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.
d.	The Sub-Adviser shall maintain and be bound by a
Code of Ethics satisfying the requirements of Rule 17j-1 under the 1940 Act, and shall provide to the Trust a current copy of such Code of Ethics, as amended from time to time.

2. Obligations of the Manager.
a. The Manager shall provide (or cause the Trust's
custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.
b. The Manager has furnished the Sub-Adviser a copy
of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.
3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.
4. Expenses.  Except for expenses specifically assumed or
agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes,
(b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.
5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.
6. Compensation of the Sub-Adviser.  As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation, within thirty days after the end of each calendar quarter, at the Performance Fee Rate. As used in this Agreement, "Performance Fee Rate" shall mean, with respect to each calendar quarter, the annual percentage rate of the average daily net assets of the Series during such quarter that is determined by adding to (or subtracting from) 0.80% one-fifth of the number of basis points by which the total return of the Series (expressed as a percentage, and calculated before giving effect to the Series's expenses) during the one-year period ending at the end of such quarter exceeds (or falls short of) the Benchmark (as hereinafter defined), provided, however, that such fee rate shall in no event exceed the annual rate of 1.30% of such average daily net assets and shall in no event be less than 0.30% of such average daily net assets. As used in this Agreement,
"Benchmark" shall mean, with respect to the calculation of the Performance Fee Rate following the end of each calendar quarter, the total return (on a dividends-reinvested basis, and expressed as a percentage) of the Russell 2000 Index during the one-year period ending at the end of such quarter. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.
7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.
8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties.
9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and
a.	unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;
b.	this Agreement may at any time be terminated on
sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;
c.	this Agreement may be terminated by the Sub-
Adviser at any time on or before December 31, 2004, on one hundred eighty days' written notice to both the Manager and the Trust, provided that the Manager consents in writing to such termination;

d.	this Agreement may be terminated by the Sub-
Adviser on one hundred eighty days' written notice to both the
Manager and the Trust, at any time after December 31, 2004; and
e.	this Agreement shall automatically terminate in
the event of its assignment.
Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.
11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.
12. General.
a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.


b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

UNDISCOVERED MANAGERS, LLC

By:________________________________
   Mark P. Hurley
   Chairman and CEO


KESTREL INVESTMENT MANAGEMENT
   CORPORATION

By:________________________________
 David J. Steirman
President




(iv)
UNDISCOVERED MANAGERS FUNDS

SUB-ADVISORY AGREEMENT
(Undiscovered Managers Small Cap Value Fund)

This Sub-Advisory Agreement (this "Agreement") is entered into as of August 1, 2001 by and between Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager"), and J.L. Kaplan Associates, LLC, a Delaware limited liability company
(the "Sub-Adviser").

WHEREAS, the Manager has entered into a Management Agreement dated August 1, 2001 (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Small Cap Value Fund of the Trust (the "Series");

WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-
Adviser agree as follows:

1. Sub-Advisory Services.
a. The Sub-Adviser shall, subject to the supervision
of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the
"Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940
Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.
b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.
c. The Sub-Adviser shall provide to the Manager a
copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.
d.	The Sub-Adviser shall be bound by the Code of
Ethics of Undiscovered Managers Funds as such Code of Ethics is amended or superseded from time to time.

2. Obligations of the Manager.
a. The Manager shall provide (or cause the Trust's
custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.
b. The Manager has furnished the Sub-Adviser a copy
of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.
3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.
4. Expenses.  Except for expenses specifically assumed or
agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes,
(b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay or arrange for payment of its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.
5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.
6. Compensation of the Sub-Adviser.  As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.70% of the first $200 million of the Series' average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million. Such compensation shall be calculated and paid monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement; provided that, in the event of any termination of this Agreement before the end of any such month or other interval, such compensation shall be calculated and paid within ten business days following such termination.
The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.
7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting. The Sub-Adviser shall have no obligation to acquire for the Series a position in any investment that the Sub-Adviser or any of its managers, members, officers, employees or agents holds, has acquired or is acquiring for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Sub-Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that, to the extent practical, such opportunities will be allocated among clients over a reasonable period of time on a fair and equitable basis. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.
8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties.
9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and
a. unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;
b. this Agreement may at any time be terminated on
sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series; and
c.	this Agreement shall automatically terminate in
the event of its assignment.
Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.
11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.
12. General.
a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.
b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

UNDISCOVERED MANAGERS, LLC

By:________________________________
     Mark P. Hurley
     Chairman and CEO

J.L. KAPLAN ASSOCIATES, LLC

By:________________________________
 James L. Kaplan
President



(v)
UNDISCOVERED MANAGERS FUNDS

SUB-ADVISORY AGREEMENT
(Undiscovered Managers Hidden Value Fund)

This Sub-Advisory Agreement (this "Agreement") is entered into as of August 1, 2001 by and between Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager"), and J.L. Kaplan Associates, LLC, a Delaware limited liability company
(the "Sub-Adviser").

WHEREAS, the Manager has entered into a Management Agreement dated August 1, 2001 (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Hidden Value Fund of the Trust (the "Series");

WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-
Adviser agree as follows:

1. Sub-Advisory Services.
a. The Sub-Adviser shall, subject to the supervision
of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the
"Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940
Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.
b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.
c. The Sub-Adviser shall provide to the Manager a
copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.
d.	The Sub-Adviser shall be bound by the Code of
Ethics of Undiscovered Managers Funds as such Code of Ethics is amended or superseded from time to time.

2. Obligations of the Manager.
a. The Manager shall provide (or cause the Trust's
custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.
b. The Manager has furnished the Sub-Adviser a copy
of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.
3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.
4. Expenses.  Except for expenses specifically assumed or
agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes,
(b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay or arrange for payment of its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.
5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.
6. Compensation of the Sub-Adviser.  As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.60% of the first $200 million of the Series' average daily net assets, 0.55% of the next $100 million of such assets and 0.50% of such assets in excess of $300 million. Such compensation shall be calculated and paid monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement; provided that, in the event of any termination of this Agreement before the end of any such month or other interval, such compensation shall be calculated and paid within ten business days following such termination.
The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.
7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting. The Sub-Adviser shall have no obligation to acquire for the Series a position in any investment that the Sub-Adviser or any of its managers, members, officers, employees or agents holds, has acquired or is acquiring for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Sub-Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that, to the extent practical, such opportunities will be allocated among clients over a reasonable period of time on a fair and equitable basis. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.
8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties.
9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and
a. unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;
b. this Agreement may at any time be terminated on
sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series; and
c.	this Agreement shall automatically terminate in
the event of its assignment.
Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.
11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.
12. General.
a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.
b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

UNDISCOVERED MANAGERS, LLC

By:________________________________
     Mark P. Hurley
     Chairman and CEO

J.L. KAPLAN ASSOCIATES, LLC

By:________________________________
 James L. Kaplan
President


(vi)
UNDISCOVERED MANAGERS FUNDS

SUB-ADVISORY AGREEMENT
(Undiscovered Managers Behavioral Value Fund)

This Sub-Advisory Agreement (this "Agreement") is entered into as of August 1, 2001 by and between Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager"), and Fuller & Thaler Asset Management, Inc., a California corporation
(the "Sub-Adviser").

WHEREAS, the Manager has entered into a Management Agreement dated August 1, 2001 (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Behavioral Value Fund of the Trust (the "Series");

WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-
Adviser agree as follows:

1. Sub-Advisory Services.
a. The Sub-Adviser shall, subject to the supervision
of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the
"Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940
Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.
b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.
c. The Sub-Adviser shall provide to the Manager a
copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.
d.	The Sub-Adviser shall maintain and be bound by a
Code of Ethics satisfying the requirements of Rule 17j-1 under the 1940 Act, and shall provide to the Trust a current copy of such Code of Ethics, as amended from time to time.

2. Obligations of the Manager.
a. The Manager shall provide (or cause the Trust's
custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the
Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably
necessary for the Sub-Adviser to perform its responsibilities hereunder.
b. The Manager has furnished the Sub-Adviser a copy
of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any
further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.
3. Custodian.  The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications.  The
assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement.  Any assets added to the Series shall be delivered directly to the Custodian.
4. Expenses.  Except for expenses specifically assumed or
agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes,
(b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses.
The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.
5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with
brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects.
To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in
relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they
exercise investment discretion.  Not all such services or
products need be used by the Sub-Adviser in managing the Series.
6. Compensation of the Sub-Adviser.  As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.70% of the first $200 million of the Series' average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million.  Such compensation shall be payable
monthly in arrears or at such other intervals, not less
frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the
Manager's obligation to pay the Sub-Adviser the compensation provided for herein.
7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not
adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other
clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series.  The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the
Manager in any way or otherwise be deemed an agent of the Trust or the Manager.
8. Liability.  Except as may otherwise be provided by the 1940
Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties.
9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and
a.	unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of
Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;
b.	this Agreement may at any time be terminated on
sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;
		c.	this Agreement may be terminated by the Sub-
Adviser at any time on or before December 31, 2005, on one hundred eighty days' written notice to both the Manager and the Trust, provided that the Manager consents in writing to such termination;

		d.	this Agreement may be terminated by the Sub-
Adviser on one hundred eighty days' written notice to both the Manager and the Trust, at any time after December 31, 2005; and

		e.	this Agreement shall automatically terminate in
the event of its assignment.

Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.
11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.
12. General.
a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.
b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

UNDISCOVERED MANAGERS, LLC

By:________________________________
     Mark P. Hurley
     Chairman and CEO

FULLER & THALER ASSET MANAGEMENT, INC.

By:________________________________
   Russell J. Fuller
 President



(vii)
UNDISCOVERED MANAGERS FUNDS

SUB-ADVISORY AGREEMENT
(UM International Equity Fund)

This Sub-Advisory Agreement (this "Agreement") is entered into as of August 1, 2001 by and between Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager") and Nordea Securities, Inc., a Delaware corporation (the "Sub-Adviser").

WHEREAS, the Manager has entered into a Management Agreement dated August 1, 2001 (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the UM International Equity Fund of the Trust (the "Series");

WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-
Adviser agree as follows:

1. Sub-Advisory Services.
a. The Sub-Adviser shall, subject to the supervision
of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series provided to the Sub-Adviser in accordance with Section 2.a hereof, (2) any changes in, or any additional, policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser in accordance with Section 2.a hereof and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies; and the Manager hereby agrees to hold the Sub-Adviser harmless from any loss, damage or liability that may result from the Sub-Adviser's action in reliance upon or pursuant to any such written instructions from the Manager.
b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records that it maintains with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.
c. The Sub-Adviser shall provide to the Manager a
copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.
d.	The Sub-Adviser shall be bound by the Code of
Ethics of Undiscovered Managers Funds as such Code of Ethics is amended or superseded from time to time, or such other Code of Ethics adopted by the Sub-Adviser that meets the requirements of Rule 17j-1 under the 1940 Act and that has been approved by the Trust.

2. Obligations of the Manager.
a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder, including without limitation the documents and information described in Section 1.a hereof.
b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of all financial statements and reports made available by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.
3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian by the Trust or its agents.
4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes,
(b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.
5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or brokerage-related or research-related services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.
6. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.60% of the first $200 million of the Series' average daily net assets, 0.55% of the next $100 million of such assets and 0.50% of such assets in excess of $300 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement. The Manager may from time to time waive or agree to defer the compensation it is entitled to receive from the Trust; however, any such waiver or deferral will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.
7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.
8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder.
9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and
a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;
b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series; and
c. this Agreement shall automatically terminate in the event of its assignment by the Sub-Adviser.
Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.
11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.
12. General.
a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.
b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

UNDISCOVERED MANAGERS, LLC

By:________________________________
   Mark P. Hurley
   Chairman and CEO

NORDEA SECURITIES, INC.

By:________________________________
     Henrik Bak
     President


Party hereto only as to Section 8 and as to the penultimate sentence of Section 1.a:

UNDISCOVERED MANAGERS FUNDS
 on behalf of its UM International Equity Fund

By:______________________________________
     Mark P. Hurley
     President


A copy of the Agreement and Declaration of Trust establishing Undiscovered Managers Funds (the "Trust") is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Trust's UM International Equity Fund series (the "Series") on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property belonging to the Series.


(viii)
UNDISCOVERED MANAGERS FUNDS

SUB-ADVISORY AGREEMENT
(UM International Small Cap Equity Fund)

This Sub-Advisory Agreement (this "Agreement") is entered into as of August 1, 2001 by and between Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager") and Nordea Securities, Inc., a Delaware corporation (the "Sub-Adviser").

WHEREAS, the Manager has entered into a Management Agreement dated August 1, 2001 (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the UM International Small Cap Equity Fund of the Trust (the "Series");

WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-
Adviser agree as follows:

1. Sub-Advisory Services.
a. The Sub-Adviser shall, subject to the supervision
of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series provided to the Sub-Adviser in accordance with Section 2.a hereof, (2) any changes in, or any additional, policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser in accordance with Section 2.a hereof and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies; and the Manager hereby agrees to hold the Sub-Adviser harmless from any loss, damage or liability that may result from the Sub-Adviser's action in reliance upon or pursuant to any such written instructions from the Manager.
b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records that it maintains with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.
c. The Sub-Adviser shall provide to the Manager a
copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.
d.	The Sub-Adviser shall be bound by the Code of
Ethics of Undiscovered Managers Funds as such Code of Ethics is amended or superseded from time to time, or such other Code of Ethics adopted by the Sub-Adviser that meets the requirements of Rule 17j-1 under the 1940 Act and that has been approved by the Trust.

2. Obligations of the Manager.
a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder, including without limitation the documents and information described in Section 1.a hereof.
b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of all financial statements and reports made available by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.
3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian by the Trust or its agents.
4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes,
(b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.
5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or brokerage-related or research-related services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.
6. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.80% of the first $200 million of the Series' average daily net assets, 0.75% of the next $100 million of such assets and 0.70% of such assets in excess of $300 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement. The Manager may from time to time waive or agree to defer the compensation it is entitled to receive from the Trust; however, any such waiver or deferral will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.
7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.
8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder.
9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and
a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;
b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series; and
c. this Agreement shall automatically terminate in the event of its assignment by the Sub-Adviser.
Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.
11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.
12. General.
a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.
b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

UNDISCOVERED MANAGERS, LLC


By:________________________________
   Mark P. Hurley
     Chairman and CEO

NORDEA SECURITIES, INC.


By:________________________________
     Henrik Bak
     President

Party hereto only as to Section 8 and as to the penultimate sentence of Section 1.a:

UNDISCOVERED MANAGERS FUNDS
   on behalf of its UM International Small
   Cap Equity Fund


By:______________________________________
     Mark P. Hurley
     President


A copy of the Agreement and Declaration of Trust establishing Undiscovered Managers Funds (the "Trust") is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Trust's UM International Small Cap Equity Fund series (the "Series") on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property belonging to the Series.


(ix)
UNDISCOVERED MANAGERS FUNDS

SUB-ADVISORY AGREEMENT
(UM Merger & Acquisition Fund)

This Sub-Advisory Agreement (this "Agreement") is entered into as of August 1, 2001 by and between Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager"), and J.L. Kaplan Associates, LLC, a Delaware limited liability company
(the "Sub-Adviser").

WHEREAS, the Manager has entered into a Management Agreement dated August 1, 2001 (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Merger & Acquisition Fund of the Trust (the "Series");

WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-
Adviser agree as follows:

1. Sub-Advisory Services.
a. The Sub-Adviser shall, subject to the supervision
of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the
"Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940
Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.
b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.
c. The Sub-Adviser shall provide to the Manager a
copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.
d.	The Sub-Adviser shall be bound by the Code of
Ethics of Undiscovered Managers Funds as such Code of Ethics is amended or superseded from time to time.

2. Obligations of the Manager.
a. The Manager shall provide (or cause the Trust's
custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.
b. The Manager has furnished the Sub-Adviser a copy
of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.
3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.
4. Expenses.  Except for expenses specifically assumed or
agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes,
(b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay or arrange for payment of its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.
5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.
6. Compensation of the Sub-Adviser.  As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.60% of the first $200 million of the Series' average daily net assets, 0.55% of the next $100 million of such assets and 0.50% of such assets in excess of $300 million. Such compensation shall be calculated and paid monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement; provided that, in the event of any termination of this Agreement before the end of any such month or other interval, such compensation shall be calculated and paid within ten business days following such termination.
The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.
7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting. The Sub-Adviser shall have no obligation to acquire for the Series a position in any investment that the Sub-Adviser or any of its managers, members, officers, employees or agents holds, has acquired or is acquiring for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Sub-Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that, to the extent practical, such opportunities will be allocated among clients over a reasonable period of time on a fair and equitable basis. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.
8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties.
9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and
a. unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;
b. this Agreement may at any time be terminated on
sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series; and
c.	this Agreement shall automatically terminate in
the event of its assignment.
Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.
11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.
12. General.
a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.
b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

UNDISCOVERED MANAGERS, LLC

By:________________________________
     Mark P. Hurley
     Chairman and CEO

J.L. KAPLAN ASSOCIATES, LLC

By:________________________________
 James L. Kaplan
President



(x)
UNDISCOVERED MANAGERS FUNDS

SUB-ADVISORY AGREEMENT
(UM Small Cap Growth Fund)

This Sub-Advisory Agreement (this "Agreement") is entered into as of August 1, 2001 by and between Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager"), and Mazama Capital Management, Inc., an Oregon corporation (the "Sub-Adviser").

WHEREAS, the Manager has entered into a Management Agreement dated August 1, 2001 (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Small Cap Growth Fund of the Trust (the "Series");

WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-
Adviser agree as follows:

1. Sub-Advisory Services.
a. The Sub-Adviser shall, subject to the supervision
of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the
"Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940
Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.
b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.
c. The Sub-Adviser shall provide to the Manager a
copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.
d.	The Sub-Adviser shall maintain and be bound by a
Code of Ethics satisfying the requirements of Rule 17j-1 under the 1940 Act, and shall provide to the Trust a current copy of such Code of Ethics, as amended from time to time.

2. Obligations of the Manager.
a. The Manager shall provide (or cause the Trust's
custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.
b. The Manager has furnished the Sub-Adviser a copy
of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.
3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.
4. Expenses.  Except for expenses specifically assumed or
agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes,
(b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.
5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.
6. Compensation of the Sub-Adviser.  As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.60% of the first $200 million of the Series' average daily net assets, 0.55% of the next $100 million of such assets and 0.50% of such assets in excess of $300 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.
7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.
8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties.
9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and
a. unless otherwise terminated, this Agreement shall
continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;
b. this Agreement may at any time be terminated on
sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series; and
c.	this Agreement shall automatically terminate in
the event of its assignment.
Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.
11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.
12. General.
a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.
b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

UNDISCOVERED MANAGERS, LLC

By:________________________________
     Mark P. Hurley
     Chairman and CEO

MAZAMA CAPITAL MANAGEMENT, INC.

By:________________________________
 Ronald A. Sauer
President